Exhibit 32.1

Certification by Chief Executive Officer of Amendment No. 1 on Form 10K/A

I, Richard D. McBee, Chief Executive Officer of Mitel Networks Corporation (“Mitel”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Amendment No. 1 on Form 10-K/A of Mitel, for the year ended December 31, 2015 filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mitel.

Dated: April 27, 2016

/s/ Richard D. McBee
Name: Richard D. McBee Title: President and Chief Executive Officer